Exhibit 99.1

OMEGA THERAPEUTICS Harnessing the Power of Epigenomic Controllers Pioneering a New Class of Programmable Epigenomic Medicines November 2024

Disclaimer and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding: our anticipated cash runway; our prioritization of certain preclinical programs and platform efforts; potential strategic partnership opportunities; our competitive market position and market opportunity; our expectations surrounding the applicability and potential of our product candidates and programs, development timelines; anticipated timing of regulatory submissions and filings and introduction of development candidates; and expectations regarding our programs and pipeline, including our priorities and anticipated milestones, trial design, initiation of preclinical studies and our goal of declaring additional EC development candidates. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the novel technology on which our product candidates are based makes it difficult to predict the time and cost of preclinical and clinical development and subsequently obtaining regulatory approval, if at all; the substantial development and regulatory risks associated with epigenomic controllers due to the novel and unprecedented nature of this new category of medicines; our limited operating history; the incurrence of significant losses and the fact that we expect to continue to incur significant additional losses for the foreseeable future; our need for substantial additional financing; volatility in capital markets and general economic conditions; our investments in research and development efforts that further enhance the OMEGA platform, and their impact on our results; uncertainty regarding preclinical development, especially for a new class of medicines such as epigenomic controllers; potential delays in and unforeseen costs arising from our clinical trials; the fact that our product candidates may be associated with serious adverse events, undesirable side effects or have other properties that could halt their regulatory development, prevent their regulatory approval, limit their commercial potential, or result in significant negative consequences; difficulties manufacturing the novel technology on which our EC candidates are based; our ability to adapt to rapid and significant technological change; our reliance on third parties for the manufacture of materials; our ability to successfully acquire and establish our own manufacturing facilities and infrastructure; our reliance on a limited number of suppliers for lipid excipients used in our product candidates; our ability to advance our product candidates to clinical development; and our ability to obtain, maintain, enforce and adequately protect our intellectual property rights. These and other important factors discussed under the caption “Risk Factors” in our most recent Quarterly Report on Form 10-Q and our Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. 2

Omega is Pioneering the Development of a New Class of Programmable Epigenomic Medicines Leader in • Differentiated platform capable of durable gene upregulation, downregulation, and multiplexing; May enable more potent, durable, and safer therapeutics vs. existing modalities Epigenomic • Pre-transcriptional approach broadly applicable to nearly any human disease Modulation • Comprehensive preclinical proof-of-concept data across diverse therapeutic areas Clinically- • Clinical proof-of-mechanism established in first-in-human Phase 1 trial in HCC patients Validated • First and only to demonstrate highly-specific targeting and intended epigenetic state change with an EC in patients Approach • Validates epigenomic controllers as potential new class of medicines Pipeline • Strategically focused on high-value programs with clear paths to value inflection Positioned for • Initial programs in obesity, liver regeneration and metabolic health Value Creation • Disciplined, data-driven resource allocation to inform program advancement decisions Strategic • First-in-class collaboration with Novo Nordisk to develop a novel epigenomic controller for obesity Partnerships • Pursuing strategic partnerships to support development of existing programs and expand pipeline into new areas 3

Omega’s Diverse Capabilities and Expertise Provide Foundation for Value Creation A Clinically-Proven Platform with Broad Applicability to Nearly Any Gene Robust R&D Proprietary Screened 100 targets Clinical Value-focused Extensive engine for database of 1M unique validated proof-of- pipeline driven by delivery and expedited epigenomic drug targets in silico / in vitro / mechanism internal efforts and formulations prosecution of effectors & in vivo across validates and external strategic expertise new targets DNA binding diverse disease de-risks platform partnerships areas domains 4

Precision Epigenomic Control is a Significant Technological Advance Access to any target, independent of structure, chemistry or location; addres ses undruggable/ inaccessible targets Pre-transcriptional approach Uncouples PK and PD for potential safety benefit addresses limitations of other modalities Exquisite specificity and bi-directional control of gene expression for therapeutic benefit Avoids liabilities of permanent genetic alterations Applicable to any human gene or disease process 5

Data from Completed Phase 1 First-in-Human Trial of OTX-2002 Establish Clinical Proof-of-Mechanism of Omega’s Epigenomic Controller Platform Clinical validation of epigenomic controllers as a potential new class of medicines In Phase 1 trial of late-stage HCC patients, OTX-2002 demonstrated: Predictable and consistent pharmacokinetics Highly-specific binding at target genomic loci Intended epigenetic state change with on-target increase in methylation signature Persistent epigenetic effect throughout dosing period Downregulation of MYC expression observed 50% DCR in evaluable late-line HCC patients, with best overall response of Stable Disease – Within range of completed Phase 1 trials for TKIs and PD-1 monotherapies in HCC: DCR (29-65%) Unlocks broad applicability of OMEGA platform across disease areas 6

Pipeline Focused on Significant Opportunities with Clear Paths to Value Inflection Data-Driven Resource Allocation to Drive Program Advancement Decisions Selection Framework Clear OMEGA biology differentiation Delivery & Clinical technical development feasibility pathway Regulatory Market considerations opportunity Prioritized Pipeline and Focus Areas • Multi-billion dollar opportunity Undisclosed • Trans-differentiation of adipose tissue offers novel strategy for Obesity management of obesity (Novo Nordisk) • All R&D costs reimbursed by Novo Nordisk • Multi-billion dollar opportunity Fibrosis / Liver • Potential to durably halt or reverse liver disease HNF4A Regeneration • Epigenomic exogenously upregulation administered may agents offer enhanced efficacy versus • Clinically-validated target with clear development path; potential for rapid Multiple readout of therapeutic effect FGF21 Metabolic • May offer more potent and durable therapeutic benefit Indication • Potential to address multiple metabolic indications where upregulation of Opportunities natural expression cannot be mimicked by existing modalities Future Multiple • Additional targets under evaluation for strategic partnering or internal Pipeline Therapeutic development via disciplined, stage-gated process for program Areas and advancement Opportunities Tissues 7

With Clinical Proof-of-Platform Established, Omega is Advancing a Focused Pipeline of High-Value Programs TARGET INDICATION DISCOVERY LEAD OPTIMIZATION IND-ENABLING PARTNER GENE(S) Regenerative Medicine HNF4A Fibrosis regeneration / Liver Metabolic Undisclosed Obesity FGF21 Multi Opportunities -Indication Additional gene targets under evaluation for strategic partnering or internal development via disciplined, stage-gated process for program advancement 8

OMEGA Platform Overview OMEGA THERAPEUTICS

Insulated Genomic Domains Are Nature's Control System to Regulate Gene Expression

IGDs are the fundamental structural and functional units for gene control

Nature organizes genes in evolutionarily conserved 3D loops of chromatin called Insulated Genomic Domains (IGDs)



E.g., Lung tissue
Lung cell
Chromosome
Chromatin
IGD

- Insulated from outside transcription by CTCF, each IGD contains 1-10 genes & their regulatory elements
- Regulators have unique DNA-sequences (**Epi**genomic **Zip**codes, "EpiZips"); can be used as drug targets
- Most diseases are caused by aberrant gene expression driven by epigenetic changes within IGDs

Source: Hnisz, D., Day, D.S., Young, R.A. *Cell*. Vol. 167, Issue 5, p1188-1200 (2016).

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OMEGA Platform Engineers Programmable Epigenomic Therapeutics

BIOLOGY
New Drug Targets

- Insulated genomic domains (IGDs): Contain genes and their controlling regulators
- EpiZips: Unique regulatory sequences as precise drug targets


Gene
Epigenomic Controller
Epigenomic effector
Linker
DNA-binding domain
DNA
Insulated Genomic Domain (IGD)

TECHNOLOGY
Epigenomic Controllers

- mRNA expresses a fusion protein consisting of:
  - DNA-binding domain for site-specific targeting
  - Epigenomic effector for controlled and durable gene modulation

Pre-transcriptional control of gene expression leveraging nature's control system

OMEGA 11

Pre-transcriptional control of gene expression leveraging nature’s control system 11 Unique Epigenomic Control at Pre-transcriptional Level Precise binding to On-target binding with robust change in epigenetic state Exquisite ~21 base pair sequence(s) of single gene in IGD on chromosome 8 Specificity to target a single gene or MYC IGD genome-wide Bi-directional tuning Expression 1.0 EpiZip 1 EpiZip 2 Controlled and precise MYC Control 0.5 Tunability control on magnitude Relativeto of expression % 0.0 EC 1 EC 2 EC 3 EC 4 EC 5 EC 6 EC 7 150 Negative control Transient PK with (%) Single dose of B2M-targeting EC Tailored prospectively 100 engineered durability B2M Expression Durability tailorable to last days, 50 weeks or months Relative 0 0 25 50 75 100 125 150 181 Day Specificity: In vitro immunoprecipitation ChiP data Tunability and Durability: In vitro qPCR Confidential and Proprietary

Durable Upregulation of Multiple Gene Targets (1) Inactive Gene (2) Expressed Gene (3) Poised Gene Upregulation achieved across diverse Control Control Control genes, including: 2 1 1 1 2 3 EC 3 2 4 4 3 1. Genes that are inactive in a cell type of interest 5 6 5 4 1 10 100 1000 10000 100000 5 7 8 6 EC Fold Change in Expression EC 2. Genes that are expressed but whose further 9 7 upregulation leads to therapeutic benefit 10 8 12 11 9 10 13 3. Genes that are inactive or lowly-expressed but are 14 11 15 12 in a poised state, ready for high activation upon 16 13 pathway engagement or stimulation 1 10 100 1000 10000 100000 1 10 100 1000 10000 100000 Fold Change in Expression Fold Change in Expression EC1 EC2 EC3 EC4 1000 1000 1000 10 100 100 100 Durable upregulation Expression 10 Expression 10 Expression 10 Expression following a single ininin in EC dose, 5 5 2 2 Change Change Change Change 1 weeks to months Fold 1 Fold 1Fold 1 Fold 1 2 3 4 7 9 1 2 3 4 7 9 1 2 3 4 7 9 252579121416192123262830343740424447495155 11 14 17 21 25 28 11 14 17 21 25 28 11 14 17 21 25 28 Control. 0 Control Time (d) Control Time (d) Control Time (d) Time (d) Source: Data presented at ASGCT 2024. 13

Proof-of-Concept Demonstrated Across Diverse Set of Disease Areas

Oncology (MYC HCC)

Statistically significant inhibition of HCC tumor growth *in vivo* through direct targeting of c-MYC



Negative Control
EC
Tumor Volume (mm³)
1000
800
600
400
200
0
0
5
10
Day
*
*
*
*

Liver Regeneration (HNF4a)

Significant improvement in liver histology in murine model of fibrosis



EC Treated
Controls
1 dose
2 doses
Normal
CCL4

EC ameliorates CCL4-induced hepatic fibrosis in C57BL/6J mice

*Statistically significant vs negative control, t-test $p<0.05$ starting on day 6

OMEGA 14

Prioritized Programs OMEGA THE RAPEUTICS

Obesity Thermogenesis Research Collaboration with Novo Nordisk Opportunity For Orthogonal and Transformative Innovation In Obesity • Collabor ation validates broad applicabi lity • Trans-differentiation of human adipose tissue: of the OMEGA platform Transitioning the epigenetic state of white to metabolically active brown fat • Strategically comple ments our internal efforts and expands our pipeline into • Potential first-in-class program: cardiometabolic / obesity • Epigenomic controller that regulates “browning” of human white adipose tissue • Novo reimburses all R&D costs • LNP to adipose tissue Project initiated in Q1 2024 with epigenomic controller design, discovery, and formulation 16

HNF4a

HNF4A: Potential Opportunity in Fibrotic Liver Diseases

EC Significantly Upregulated Gene Expression and Reduced Key Fibrosis Measures *In Vivo*

- HNF4α is a critical transcriptional regulator of hepatocyte differentiation and function; expression is dysregulated in fibrotic liver disease
- Upregulation with an EC has potential to durably mitigate liver fibrosis and restore hepatocyte and liver health; May offer enhanced efficacy vs. exogenously administered agents
- Omega's preclinical data demonstrated selective and durable upregulation of HNF4α expression, leading to decreased collagen deposition in the liver, in *in vivo* proof-of-concept studies
- Planning for DC in Q1 2026 and IND in 1H 2027

HNF4α Expression


43%*
2.0
1.5
1.0
0.5
0.0
mRNA Fold Change
Relative to Naive
Naive
PBS
LNP control
HNF4A-EC
+DDC

*p<0.001

HNF4α Induction Conferred Protection in DDC Fibrosis Model


37%
7.5
5.0
2.5
0.0
Picosirius Red
Positive Area (%)
Naive
PBS
LNP control
HNF4A -EC
28%*
2.0
1.5
1.0
0.5
Hydroxyproline (µg/mg total protein)
Naive
PBS
LNP control
HNF4A-EC
+DDC

*p<0.05

Source: Data presented at AASLD 2023. DC: development candidate
OMEGA THERAPEUTICS 17

HNF4a HNF4A-EC Selectively and Durably Upregulated P1 Isoform and Restored Dysregulated Expression Caused by TGFÎ² Signaling In Vitro HNF4A-EC Treatment Increased HNF4Î±-P1 HNF4A-EC Treatment Rescued TGFB1-induced Isoform Expression for 35 Days in HNF4 P1 Downregulation in Primary Human Hepatocytes Primary Human Hepatocytes 4 4 ControlmRNA to 3 P1 3 mRNA—P1 2 HNF4A 2 -Relative in HNF4A 1 1 Change Control change Fold HNF4A-EC Fold 0 0 Day 3 Day 7 Day 14 Day 28 Day 35 Control HNF4A-EC TGFÎ²1 TGF + HNF4A-EC Days post-treatment Source: Data presented at AASLD 2024. 18

HNF4a HNF4A-EC Robustly Upregulated HNF4Î± Expression Across Species Increased HNF4Î± Expression in Healthy Liver Tissues (Over and Above Normal Expression) Species Mouse Nonhuman primate FRG Mouse Liver Cells Mouse (48h) Nonhuman primate (24h) Human (24h) 500 250 150 * (%) 400 200 * (%) (%) 100 expression 300 150 200 expression 100 expression 50 Relative 100 Relative 50 Relative 0 0 0 Normal EC-driven Normal EC-driven Normal EC-driven Expression Upregulation Expression Upregulation Expression Upregulation * Significant, paired t-test p 0.05 19

FGF21 FGF21: Potential for Multi-Indication Metabolic Opportunities Plan for Rapid Proof-of-Concept Readout of Upregulation Capabilities In Vitro Upregulation Observed Across Multiple Epigenomic Effectors • FGF21 is a hepatocyte-derived hormone involved in energy homeostasis, and Control Effector 1 Effector 2 Effector 3 Effector 4 Effector 5 implicated in multiple metabolic indications 75000 40 36b4) 50000 36b4) 30 expressionto 25000 expression to • Preclinical models are well-established and 20 Fgf21 300 Fgf21 their translatability to clinical trial outcomes understood 200 10 (normalized 100 (normalized Relative 0 Relative 0 Day 2 Day 6 • Pre-transcriptional upregulation of FGF21 in liver, where it is naturally produced, may offer FGF21 Upregulation In Vivo greater potency and durability compared to PBS Control LNP Control Effe ctor 3 Effector 4 existing modalities 50000 24 0) 40000 22 ns * 30000 20 ns **** day 20000 18 ns ns Fgf21 (% 10000 16 • Upregulation proof-of-concept demonstrated 1200 in vitro and in vivo 1000 Serum 800 600 expression 400 200 • Epigenomic controller design and discovery 0 efforts underway Day 0 Day 3 * p 0.05, **** p 0.0001 20

Strategic Partnerships Core to Omega’s Corporate Strategy Partnering Strategy Support development Extend pipeline into Advance further of prioritized programs additional high-value development of OTX-2002 or targets and tissues other assets Actively engaged in dialogue with potential partners to bring in non-dilutive capital and advance pipeline priorities 21

Pioneering a New Class of Programmable Epigenomic Medicines Pre-transcriptional gene modulation enables durable gene upregulation, downregulation, and multiplexing Clinical proof-of-mechanism validates epigenomic controllers and de-risks OMEGA platform Advancing pipeline of select high-value programs with clear value creation opportunities Platform enables rapid prosecution of new targets and IGD biology driven by data science and advanced computational genomics Cash runway into Q2 2025; balance sheet of $30.4 million as of September 30, 2024 22

OMEGA THE RAPEUTICS 23

Building Value Through Differentiated Capabilities Additional Sample Data OMEGA THE RAPEUTICS

Upregulation HBB: Durable Upregulation Observed for ~2 Months With Single Administration; No DNA Sequence Changes as Associated with Transgenic Approaches In Vitro Hemoglobin Activation Change in Epigenetic State Untreated Untreated Expression EC EC HbB Relative ****p 0.0001 25

Downregulation PCSK9: Durable Downregulation Maintained Through 6 Months Following Single Administration; Enables Less Frequent Dosing In Vivo PCSK9 Downregulation Change in Epigenetic State 4x105 Untreated 40 Untreated EC EC (pg/mL) 3x105 30 2x105 Methylation 20 PCSK9 **** **** Serum 1x105 Percent 10 0 0 0 50 100 150 200 0 50 100 150 200 Time (d) Time (d) **** p 0.0001 26

Multiplexing Multigenic Targeting of CXCL1-8 Downregulated Chemokine mRNA Expression and Reduced Neutrophil Migration in Donor Lung Fibroblasts In Vitro Coordinated Downregulation of mRNA Expression Significant Decrease in Neutrophil Migration Donor 1 Donor 2 Donor 3 150 Control 125 125 125 level CXCL 1-8 EC 100 100 100 100 untreated Migration 75 75 75 expressionto *** *** *** **** 50 50 50 relative 50 Neutrophil *** *** *** Normalized % 25 25 25 0 0 0 0 CXCL1 CXCL2 CXCL3 CXCL8 Control + IL1A CXCL-EC ***p 0.001, ****p 0.0001 Supernatants from IMR90 cells stimulated with IL1A; ***p 0.001 Source: Data presented at International mRNA Health Conference 2023. 27

Multiplexing CXCL 9-11-Targeting EC Reduced mRNA Expression and Protein Levels in IFNG-Stimulated Primary Human Hepatocytes CXCL9 CXCL10 CXCL11 1.5 1.5 1.5 T-cell migration Treated Treated Treated reduced by 75%—IFNG IFNG—IFNG -vs 1.0 vs 1.0vs 1.0 100 GAPDH) GAPDH) GAPDH) / / / mRNA Change 0.5 * Change 0.5 Change 0.5 * Fold (CXCL9 Fold (CXCL10 Fold (CXCL11 * Treated—75% mRNA 0.0 mRNA 0.0 mRNA 0.0 Control EC Control EC Control EC IFNG of +IFNG +IFNG +IFNG % 50 60 150 10 8 (pg/ml) (pg/ml) * (pg/ml) 40 100 6 Migration Protein Cell Protein Pr otein 4—Protein 20 * 50 T CXCL9 CXCL10 * CXCL11 2 0 Control EC 0 0 0 Control EC Control EC Control EC +IFNG +IFNG +IFNG +IFNG Source: Data presented at AASLD 2023. *p 0.05 28

Delivery Omega Has Extensive Internal Delivery Capabilities Additional Proprietary LNPs Targeting CNS, Joints, Skin and Adipose in Development Lung (Systemic & Inhaled) CNS Pancreas Intratracheal Intrathecal IP injection Systemic Conducting Airway Reporter/Basal/Club Adipose tissue Joint Dermis Delivery Capabilities Intraarticular Subcutaneous injection Inguinal fat pads administration 29